PIMCO Managed Accounts Trust

Supplement dated April 21, 2023 to the Fixed Income Shares (FISH) Prospectus, dated dated April 29, 2022, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the Fixed Income Shares: Series TE (“FISH: Series TE”) Portfolio (the “Portfolio”)

Effective immediately, the Portfolio’s portfolio is jointly and primarily managed by David Hammer and Kyle Christine. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by David Hammer and Kyle Christine. Mr. Hammer is a Managing Director and head of municipal bond portfolio management in PIMCO’s Newport Beach office. Mr. Christine is a Senior Vice President and municipal bond portfolio manager in PIMCO’s Newport Beach office. Mr. Hammer has managed the Portfolio since August 2015. Mr. Christine has managed the Portfolio since April 2023.

In addition, effective immediately, disclosure concerning the Portfolio’s portfolio managers in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
FISH: Series TE Portfolio	David Hammer	8/15

Mr. Hammer is a managing director in the Newport Beach office and head of municipal bond portfolio management, with oversight of the firm’s municipal investment grade, high yield, taxable, and separately managed accounts. He is the lead portfolio manager on PIMCO’s municipal bond fund complex, including investment grade, high yield, state-specific, closed-end funds, and interval fund. Prior to rejoining PIMCO in 2015, he was a managing director at Morgan Stanley, where he was head of municipal trading, risk management, and research. He has investment experience since 2002 and holds an undergraduate degree from Syracuse University.

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
	Kyle Christine	4/23

Mr. Christine is a senior vice president and municipal bond portfolio manager in the Newport Beach office. He has previously served as a rotating member of PIMCO’s Americas portfolio committee. Prior to joining PIMCO in 2017, he was an institutional high yield and taxable municipal bond trader at Morgan Stanley. He has investment and financial services experience since 2013 and holds an undergraduate degree from Union College (NY).

Messrs. Hammer and Christine are jointly and primarily responsible for the day-to-day management of the FISH: Series TE Portfolio. Mr. Hammer has managed the Portfolio since August 2015. Mr. Christine has managed the Portfolio since April 2023.

Investors Should Retain This Supplement for Future Reference

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PIMCO Managed Accounts Trust

Supplement dated April 21, 2023 to the Statement of Additional Information

dated April 29, 2022, as supplemented from time to time (the “SAI”)

Disclosure Related to the Fixed Income Shares: Series TE (“FISH: Series TE”) Portfolio (the “Portfolio”)

Effective immediately, the Portfolio’s portfolio is jointly and primarily managed by David Hammer and Kyle Christine.

Accordingly, effective immediately, the following information is added to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI, and corresponding changes are made to such table and accompanying footnotes:

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Kyle Christine(9)
Registered Investment Companies	2	$115.17	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	4	$59,045.59	0	$0.00

(9)	Effective April 21, 2023, Mr. Christine co-manages FISH: Series TE ($88.3 million). Information for Mr. Christine is as of March 31, 2023.

In addition, effective immediately, the paragraph immediately preceding the above-mentioned table is deleted and replaced with the following:

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Portfolios also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of December 31, 2021 (except as noted below): (i) each portfolio manager of the Portfolios; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Portfolios); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The information includes amounts managed by a team, committee, or other group that includes the portfolio manager. The Portfolio(s) managed by each portfolio manager, including each Portfolio’s net assets as of December 31, 2021 (except as noted below), are listed in the footnotes following the table. Effective April 21, 2023, FISH: Series TE is jointly and primarily managed by David Hammer and Kyle Christine.

In addition, effective immediately, the following sentence is added to the end of the subsection titled “Portfolio Managers—Securities Ownership” in the SAI:

Mr. Christine was not a beneficial owner of shares of FISH: Series TE as of March 31, 2023.

Investors Should Retain This Supplement for Future Reference

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